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                                      AMENDMENT
                                          TO
                                   CREDIT AGREEMENT


         THIS AMENDMENT (the "Amendment") dated as of December 23, 1996, is made and entered into among MONTGOMERY WARD & CO., INCORPORATED (the "Company") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Lenders" and individually called a "Lender").

         WHEREAS the Lenders are parties to that certain Credit Agreement dated as of October 4, 1996 (the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, various Lenders, The Bank of New York as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent; and

         WHEREAS the Company and the Lenders desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                      ARTICLE I

                                      AMENDMENTS

         1.1 SECTION 1.1 of the Credit Agreement is hereby amended by adding definitions of "Guarantor" and "Guaranty" and by amending the following definitions to read in their entirety as follows:

         "EXISTING CREDIT AGREEMENTS" means collectively (i) the Long-term Credit Agreement, dated September 15, 1994, as amended through December 23, 1996 (and with the consent of the Required Lenders, as further amended or modified from time to time), among the Company, various lenders from time to time party thereto and certain agents listed on the signature pages thereof (the "Long Term Credit Agreement"), (ii) the Short Term Credit Agreement, dated September 15, 1994, as amended through December 23, 1996 (and, with the consent of the Required Lenders, as further amended and modified from time to time PROVIDED, THAT any increase in the aggregate commitments thereunder which is provided for therein shall not be deemed an amendment or modification) among the Company, various lenders from time to time party thereto and certain agents

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    listed on the signature pages thereof (the "Short Term Credit Agreement").

         "GUARANTOR" means Lechmere, Inc.

         "GUARANTY" means the guaranty substantially in the form of EXHIBIT F.

         "TERMINATION DATE" means, with respect to each Lender, the earlier to occur of (i) August 29, 1997, or (ii) such other date on which the Aggregate Commitments shall terminate pursuant to SECTION 5 or 13.2 or be reduced to zero pursuant to SECTION 2.6 and, if in any case such day is not a Business Day, the next preceding Business Day.

         1.2 SECTION 11 of the Credit Agreement is hereby amended by replacing in SUBSECTION (i) the phrase "the Effective Date" with "December 23, 1996".

         1.3 EVENTS OF DEFAULT. SECTION 13.1(e) of the Credit Agreement is amended to read in its entirety as follows:

         (e) SPECIFIED NON-COMPLIANCE WITH THIS AGREEMENT. Failure by the Company to comply with or to perform its obligations under SECTIONS 11.3, 11.4, 11.5, 11.6, 11.17, 11.18, 11.20 or 11.21 of the Existing Credit
    Agreements as incorporated herein pursuant to SECTION 11.

         1.4 SECTION 13.1 of the Credit Agreement is further amended by adding thereto SECTION 13.1(l) as follows:

         (l) GUARANTOR DEFAULTS. Guarantor fails in any material respect to perform or observe any term, covenant or agreement in its Guaranty; or the Guaranty of Guarantor is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder.

         1.5 The Credit Agreement is further amended by adding EXHIBIT F in the form attached hereto.

                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Agents and the Lenders as follows:

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         2.1  NO DEFAULT.  No Event of Default or Unmatured Event of Default
has occurred and is continuing or will exist after giving effect to this Amendment.

         2.2  DUE EXECUTION.   The execution, delivery and performance of this
Agreement, (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

         2.3 VALIDITY. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

         2.4 CREDIT AGREEMENT. All representations and warranties of the Company contained in SECTIONS 10.1, 10.2, 10.3, 10.4(a), 10.7, 10.10, 10.11,
10.12, 10.15 and 10.18 of the Credit Agreement are true and correct as of the date hereof with the same effect as though made on the date hereof.

                                     ARTICLE III

                                       GENERAL

         3.1 EXPENSES. The Company agrees to pay all fees and expenses of McDermott, Will & Emery as counsel to the Documentation Agent and the Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

         3.2 EFFECTIVENESS. Article I of this Amendment shall become effective as of the date on which, the Documentation Agent shall have received the following in form and substance reasonably satisfactory to the Documentation
Agent:

         (a) AMENDMENT. Counterparts of this Amendment, whether on the same or different counterparts, executed by the Company and the Required Lenders (or in the case of any Lender as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such Lender).

         (b)  GUARANTY.  The Guaranty executed by the Guarantor;

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         (c)  RESOLUTIONS.   Copies of the resolutions of the board of
    directors of each of the Company and the Guarantor authorizing the transactions contemplated by this Amendment and the Guaranty, certified by the Secretary or an Assistant Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of the Company and the Guarantor;

         (d)  INCUMBENCY.    A certificate of the Secretary or Assistant
    Secretary (or in the case of the Guarantor, the Clerk or Assistant Clerk) of each of the Company and the Guarantor certifying the names and true signatures of the officers of the Company or the Guarantor authorized to execute, deliver and perform, as applicable, this Amendment and the Guaranty; and

         (e) OPINION OF COUNSEL FOR THE COMPANY AND THE GUARANTOR. A letter from Altheimer & Gray, counsel for the Company and the Guarantor, addressed to the Agents and the Banks substantially in the form attached hereto.

         3.3 DEFINITIONS. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Credit Agreement.

         3.4 REAFFIRMATION. Except as hereinabove expressly provided, all the terms and provisions of the Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         3.5 SUCCESSORS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         3.6 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         3.7 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

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         Delivered at Chicago, Illinois as of the day, month and year first above written.

                                       MONTGOMERY WARD & CO., INCORPORATED


                                       By: /s/ Douglas V. Gathany
                                             ----------------------------------
                                       Name:   Douglas V. Gathany



ACCEPTED AND APPROVED:


THE BANK OF NEW YORK, in its
individual capacity and in
its capacity as Documentation Agent


By: /s/ Michael Flannery
   -------------------------------------
Name:   Michael Flannery


THE BANK OF NOVA SCOTIA, in its
individual capacity and in its
capacity as Administrative Agent


By: /s/ J.H. Youssef
   -------------------------------------
Name:   J.H. Youssef
Title:  Senior Manager Finance & Administration

GENERAL ELECTRIC CAPITAL CORPORATION,
in its individual capacity


By: /s/ J. S. Werner
   -------------------------------------
Name:   J. S. Werner
Title:  Senior V.P.